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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                         Date of Report: January 1, 2008

                                  AcuNetx, Inc.
                                  -------------
             (Exact name of registrant as specified in its charter)

         Nevada                    0-27857                        88-0249812
         ------                    -------                        ----------
(State or other jurisdiction     (Commission                    (IRS Employer
    of incorporation)             File Number)               Identification No.)

                         2301 W. 205th Street, Suite 205
                               Torrance, CA 90501
                               ------------------
                    (Address of principal executive offices)

              The Company's telephone number, including area code:
                                 (310) 328-0477


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SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

         The Board of Directors appointed Peter M. Miterko to fill a vacancy on the Board of Directors, effective January 1, 2008.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements And Exhibits.

       99.1 Press release issued on December 18, 2007

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                        AcuNetx, Inc., a Nevada corporation

                                        By: /s/ Ronald A. Waldorf
                                            --------------------------------
                                            Ronald A. Waldorf, President

Date: January 4, 2008